UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2005

                               Xanser Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                          001-05083                      74-1191271
--------------                    -------------               ------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)

                      2435 North Central Expressway, 75080
                                Richardson, Texas
                  --------------------------------- -----------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 699-4000

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

Frank M. Burke, a director of the Registrant since 1997, has advised the Registrant that, due to his heavy time commitments, he will not be able to stand for reelection to the Registrant's board of directors at the annual meeting of the Registrant's stockholders to be held June 22, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Xanser Corporation

April 22, 2005                        By:  //s//   Howard C. Wadsworth
                                         ---------------------------------------
                                      Name: Howard C. Wadsworth
                                      Title: Vice President, Treasurer and
                                              Secretary